J.P. MORGAN FUNDS

JPMorgan Multi-Sector Income Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 15, 2011 to the

Summary Prospectuses dated November 18, 2010

Effective immediately, the first paragraph of the summary prospectus is here by deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 18, 2010, as supplemented, are incorporated by reference into this Summary Prospectus.

Effective immediately, the portfolio manager information for the Fund in the section titled “Management” is hereby deleted in its entirety and replaced with the following:

MANAGEMENT

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Robert C. Michele	2010	Managing Director
Nicholas J. Gartside	2011	Managing Director
Iain T. Stealey	2010	Executive Director
Matthew G. Pallai	2011	Vice President

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-MSI-411